SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        March 31, 2000
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                       Vitesse Semiconductor Corporation
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               (Exact name of Registrant as Specified in Charter)


          Delaware                     0-19654                    77-0138960
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(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)


741 CALLE PLANO, CAMARILLO, CALIFORNIA                               93012
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code        (805) 388-3700
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Item 7.  Financial Statements and Exhibits.

On April 14, 2000, Vitesse Semiconductor Corporation ("Vitesse") filed a Current Report on Form 8-K to report its acquisition of Orologic, Inc. Pursuant to Item 7 of Form 8-K, Vitesse indicated that it would file certain financial information no later than the date required under Item 7 of Form 8-K. This Amendment is filed to provide the required financial information.

(a)      Financial Statements of Businesses Acquired.

         Financial statements of Orologic, Inc. included in this Amended Current Report, Form 8-K/A are as follows:

         Audited Financial Statements of Orologic, Inc. for the Years ended December 31, 1999 and 1998 with Report of Independent Auditors.

(b)      Pro Forma Financial Information.

         Pro forma financial information included in this Amended Current Report, Form 8-K/A is as follows:

         Unaudited pro forma condensed consolidated balance sheet at December 31, 1999 and unaudited pro forma condensed consolidated statements of operations for the fiscal year ended September 30, 1999 and the three months ended December 31, 1999, including notes thereto.

(c)      Exhibits

         The following exhibits are filed with this Amended Current Report, Form 8-K/A:


Exhibit
Number                          Exhibit Description
-------  --------------------------------------------------------------------
99.2 Audited Financial Statements of Orologic, Inc. for the Years ended December 31, 1999 and 1998 with Report of Independent Auditors.

99.3 Unaudited pro forma condensed consolidated statements of operations for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, including notes thereto.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 24, 2000


                                                 /s/ Eugene F. Hovanec
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                                                 Name:  Eugene F. Hovanec
                                                 Title: Chief Financial Officer


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
99.2 Audited Financial Statements of Orologic, Inc. for the Years ended December 31, 1999 and 1998 with Report of Independent Auditors.

99.3 Unaudited pro forma condensed consolidated statements of operations for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, including notes thereto.


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